                                SURETY AGREEMENT

To:   Commerce Bank, N.A.                          Dated as of November 30, 2004
      Greenway Plaza Office Park
      155 Pinelawn Road
      Melville, New York 11747

To induce you to establish and/or continue financing arrangements with and consider making or continuing certain loans and extending or continuing to extend credit from time to time to AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation (the "Borrower"), the Undersigned, intending to be legally bound, hereby guarantees and becomes surety for the unconditional and prompt payment and performance to you of all of the Obligations (as defined in the Loan
Agreement, as defined below) of Borrower to you. The Undersigned shall also pay or reimburse you on demand for all reasonable costs and expenses, including without limitation, reasonable attorneys' fees and costs, incurred by you at any time to enforce, protect, preserve, or defend your rights hereunder and with respect to any property securing this Surety Agreement. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in that certain Loan and Security
Agreement, of even date herewith, by and between Borrower and you (as it may be supplemented, restated, superseded, amended or replaced from time to time, the
"Loan Agreement").

The Undersigned further undertakes and agrees as follows:

1. The Undersigned represents and warrants that:

(a) The Undersigned's execution and performance of this Surety Agreement shall not (i) violate or result in a material default or material breach (immediately or with the passage of time) under any material contract, agreement or instrument to which the Undersigned is a party or by which the Undersigned is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule applicable to the
Undersigned, the violation, default or breach of which would have a material adverse effect on the Undersigned's business, properties or assets, (iii) cause or result in the imposition or creation of any lien upon any property of the
Undersigned, or (iv) violate the Undersigned's articles of incorporation or bylaws or any other organizational document of the Undersigned.

(b) The Undersigned has the full corporate power and authority to enter into and perform under this Surety Agreement and to incur the obligations provided for herein. The execution, delivery and performance of this Surety Agreement has been authorized by all proper and necessary corporate actions of the
Undersigned.

(c) No consent, license or approval of, or filing or registration with, any
Governmental Authority is necessary for the execution and performance hereof by the Undersigned.

(d) This Surety Agreement constitutes the valid and binding obligation of the
Undersigned enforceable against the Undersigned in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

(e) This Surety Agreement promotes and furthers the business and interests of the Undersigned, and the incurrence of the Obligations by Borrower and creation of the obligations hereunder will result in direct financial benefit to the
Undersigned.

2. The Undersigned hereby waives all notices with respect to this Surety
Agreement, including without limitation, notices of (a) acceptance of this
Surety Agreement, (b) the existence or incurring from time to time of any
Obligations guaranteed hereunder, (c) the existence of any Event of Default, the making of demand, or the taking of any action by you, under the Loan Agreement, and (d) demand and default hereunder.

3. The Undersigned hereby consents and agrees that you may at any time or from time to time in your discretion (a) extend or change the time of payment, and/or the manner, place or terms of payment of any or all Obligations, (b) amend, supplement or replace the Loan Agreement or any related agreements, (c) renew, extend, modify, increase (without limit of any kind and whether related or unrelated) or decrease loans and extensions of credit to Borrower, (d) modify the terms and conditions under which loans and extensions of credit may be made to Borrower, (e) settle, compromise or grant releases for liabilities of
Borrower and/or any

other person or persons liable with Undersigned for any Obligations, (f)
exchange, release, surrender, sell, subordinate, or compromise any collateral of any party now or hereafter securing any of the Obligations, and (g) apply any and all payments received by you at any time against the Obligations in any order as you may determine; all of the foregoing in such manner and upon such terms as you may see fit and without notice to or further consent from the
Undersigned, who hereby agrees to be and shall remain bound under this Surety
Agreement notwithstanding any such action(s) on your part.

4. The liability of the Undersigned hereunder is absolute and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons (including, without limitation, Borrower, the Undersigned, or any other obligor) or in any property, (b) the invalidity or unenforceability of any Obligations or rights in any Collateral, (c) any delay in making demand upon Borrower (or any other obligor), or any delay in enforcing, or any failure to enforce, any rights against Borrower, any other obligor or in any Collateral even if such rights are thereby lost, (d) any failure, neglect or omission on your part to obtain or perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrower, the
Undersigned or any other party securing the Obligations, (e) any failure to proceed against Borrower or any Collateral in a commercially reasonable manner, or (f) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Borrower.

5. If any or all payments made from time to time to you with respect to any obligation hereby guaranteed are recovered from, or repaid by, you in whole or in part in any bankruptcy, reorganization, insolvency or similar proceeding instituted by or against Borrower, this Surety Agreement shall continue to be fully applicable to such obligation to the same extent as if the recovered or repaid payment(s) had never been originally made on such obligation.

6. All rights and remedies hereunder and under the Loan Agreement, and related agreements, are cumulative and not alternative, and you may proceed in any order from time to time against Borrower, the Undersigned and/or any other obligor of
Borrower's Obligations and their respective assets.

7. Any and all rights of any nature of the Undersigned to subrogation, reimbursement or indemnity and any right of the Undersigned to recourse to any assets or property of Borrower for any reason shall be unconditionally subordinated to all of your rights under the Loan Agreement and the Undersigned shall not at any time exercise any of such rights unless and until all of the
Obligations have been indefeasibly paid and satisfied in full.

8. Your books and records of any and all of Borrower's Obligations, absent manifest error, shall be prima facie evidence against the Undersigned of the indebtedness due you or to become due to you hereunder.

9. This Surety Agreement shall constitute a continuing surety obligation and you may continue to act in reliance hereon until all of the Obligations have been indefeasibly paid and satisfied in full. You shall not have any obligation to proceed against, or exhaust any or all of your rights against, Borrower prior to proceeding against the Undersigned hereunder.

10. The Undersigned agrees that you shall have a right of setoff against any and all property of the Undersigned now or at any time in your possession, including without limitation deposit accounts, and the proceeds thereof, as security for the obligations of the Undersigned hereunder.

11. If an Event of Default occurs and is continuing under the Loan Agreement, then all of the Undersigned's obligations to you hereunder shall, at your option, become immediately due and payable and you may at any time and from time to time take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect the Undersigned's liabilities hereunder.

12. Failure or delay in exercising any right or remedy against the Undersigned hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of or provision of this
Surety Agreement shall be construed as a waiver of any subsequent breach or of any other provision. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

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13. This Surety Agreement shall (a) be legally binding upon the Undersigned and the Undersigned's successors and assigns, provided that the Undersigned's obligations hereunder may not be delegated or assigned without your prior written consent, and (b) benefit any and all of your successors and assigns;
provided that your rights to assign your rights hereunder shall be limited as set forth in the Loan Agreement.

14. This Surety Agreement embodies the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification of any provision hereof shall be enforceable unless approved by you and the Undersigned in writing.

15. This Surety Agreement shall in all respects be interpreted, construed and governed in accordance with the substantive laws of the jurisdiction set forth in Section 9.1 of the Loan Agreement. The Undersigned irrevocably (i) submits to jurisdiction of the state and federal courts of the jurisdiction as set forth in
Section 9.18 of the Loan Agreement for the purposes of any litigation or proceeding hereunder or concerning the terms hereof, and (ii) WAIVES ANY AND ALL
RIGHTS THE UNDERSIGNED MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY
LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND
OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO
ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS
INVOLVING OR RELATED TO ANY PROPOSED RENEWAL EXTENSION, AMENDMENT, MODIFICATION,
RESTRUCTURE, FORBEARANCE, WORKOUT OR ENFORCEMENT OF THE TRANSACTIONS
CONTEMPLATED BY THE LOAN DOCUMENTS.

16. (a) In any action or proceeding brought by you to enforce the terms hereof, the Undersigned waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served by registered or certified mail, return receipt requested or by nationally recognized overnight courier at the address of the Undersigned set forth on the signature page hereof. Such service shall be deemed made on the date of delivery at such address.

(b) Any and all notices which may be given to the Undersigned by you hereunder shall be sent to the Undersigned at the address of the Undersigned set forth on the signature page hereof and shall be deemed given to and received (on the date delivered) by the Undersigned if personally delivered or if sent in the manner provided for service of process in paragraph 16(a) above. Such notice shall be deemed to be effective upon receipt or refusal thereof by Undersigned.

17. Limitation of Surety. Any term or provision of this Surety Agreement or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which the Undersigned shall be liable shall not exceed the maximum amount for which the Undersigned can be liable without rendering this Surety Agreement or any other Loan Document, as it relates to the
Undersigned, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent
Transfer Laws"), in each case after giving effect (a) to all other liabilities of the Undersigned, contingent or otherwise, that are relevant under such
Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Undersigned in respect of intercompany indebtedness to Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Undersigned hereunder), and (b) to the value as assets of the
Undersigned (as determined under the applicable provisions of such Fraudulent
Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by the Undersigned pursuant to (i) applicable requirements of law, or (ii) any other contractual obligations providing for an equitable allocation among the Undersigned and any other guarantor of the
Obligations.

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IN WITNESS WHEREOF, the undersigned has executed this Surety Agreement the day and year first above written.

                                    American Technical Ceramics (Florida), Inc.

                             By:    /S/ ANDREW R. PERZ
                                    ------------------
                                    Andrew Perz
                                    Vice-President - Controller

                             Address of Guarantor:
                             2201 Corporate Square Boulevard
                             Jacksonville, Florida 32216-1921

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF Suffolk        )

         On the 30 day of Nov., in the year 2004, before me, the undersigned, personally appeared Andrew Perz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                 /S/ ROBERTA C. LUNDSTEN
                                                 -----------------------
                                                 Notary Public

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